UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2015

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 20, 2015, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders approved the Company’s (1) 2015 Performance Incentive Plan (the “2015 PIP”) and (2) 2015 Stock Compensation Plan for Non-Employee Directors (the “2015 Non-Employee Director Plan”), each of which had been previously approved by the Company’s Board of Directors (the “Board”) subject to shareholder approval.
The 2015 PIP provides for annual and long-term incentive awards to eligible employees of the Company or its subsidiaries or affiliates. Awards may be paid in the form of cash, shares of the Company’s common stock, stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units or other stock-based awards or any combination thereof, as determined by the Compensation Committee of the Board. Forty million shares of the Company’s common stock are reserved for awards under the 2015 PIP.
The 2015 Non-Employee Director Plan provides for awards to members of the Board who are not full-time employees of the Company or its subsidiaries. Awards may be paid in the form of shares of the Company’s common stock, stock options or other stock-based awards or any combination thereof, as determined by the Nominating, Corporate Governance and Social Responsibility Committee of the Board. One million shares of the Company’s common stock are reserved for awards under the 2015 Non-Employee Director Plan.
The material terms of the 2015 PIP and the 2015 Non-Employee Director Plan are described under “Proposal 2 - Approval of the 2015 Performance Incentive Plan” and “Proposal 3 - Approval of the 2015 Stock Compensation Plan for Non-Employee Directors,” respectively, in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2015. These descriptions are incorporated by reference in this Current Report on Form 8-K.
The description of the material terms of the 2015 PIP above is qualified in its entirety by reference to the full text of the 2015 PIP, which is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K. The description of the material terms of the 2015 Non-Employee Director Plan above is qualified in its entirety by reference to the full text of the 2015 Non-Employee Director Plan, which is filed as Exhibit 10.2 and incorporated by reference in this Current Report on Form 8-K.
Item 5.07.         Submission of Matters to a Vote of Security Holders.
On May 20, 2015, the Company held its Annual Meeting. There were 1,727,100,641 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 87.79% of outstanding shares on March 30, 2015, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1:         To Elect Eleven Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Gerald L. Baliles	1,188,702,214	89,280,748	5,946,005	443,171,674
Martin J. Barrington	1,248,496,234	25,829,679	9,599,606	443,171,674
John T. Casteen III	1,167,602,197	110,240,819	6,085,951	443,171,674
Dinyar S. Devitre	1,262,685,977	15,412,289	5,830,701	443,171,674
Thomas F. Farrell II	1,146,541,002	130,662,757	6,725,208	443,171,674
Thomas W. Jones	1,254,955,087	23,228,456	5,745,424	443,171,674
Debra J. Kelly-Ennis	1,264,796,163	13,434,107	5,698,616	443,171,674
W. Leo Kiely III	1,263,642,849	13,550,027	6,735,591	443,171,674
Kathryn B. McQuade	1,265,828,473	12,458,495	5,641,893	443,171,674
George Muñoz	1,255,934,256	22,246,726	5,747,960	443,171,674
Nabil Y. Sakkab	1,263,444,329	14,630,661	5,853,952	443,171,674

All director nominees were duly elected.

Proposal 2:	Approval of the 2015 Performance Incentive Plan.

For	Against	Abstain	Broker Non-Vote
1,223,844,695	50,670,604	9,413,668	443,171,674
The 2015 Performance Incentive Plan was approved.

Proposal 3:	Approval of the 2015 Stock Compensation Plan for Non-Employee Directors.

For	Against	Abstain	Broker Non-Vote
1,229,840,066	44,238,838	9,850,063	443,171,674
The 2015 Stock Compensation Plan for Non-Employee Directors was approved.

Proposal 4:	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015.

For	Against	Abstain
1,696,338,394	23,142,363	7,617,857
The selection of Independent Registered Public Accounting Firm was ratified.
Proposal 5:         Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,226,987,155	46,247,932	10,693,880	443,171,674
The proposal was approved on an advisory basis.

Proposal 6:	Shareholder Proposal - Policy on Migrant Labor in the Tobacco Supply Chain.

For	Against	Abstain	Broker Non-Vote
60,380,533	1,153,080,971	70,457,178	443,171,674
The proposal was defeated.
Proposal 7:         Shareholder Proposal - Preparation of Health Effect and Cessation Materials for Poor and Less Formally Educated Tobacco Consumers.

For	Against	Abstain	Broker Non-Vote
55,091,610	1,123,589,901	105,247,431	443,171,674
The proposal was defeated.

Proposal 8:         Shareholder Proposal - Report on Actions Taken to Reduce the Risk of Green Tobacco Sickness.

For	Against	Abstain	Broker Non-Vote
63,904,488	1,107,462,245	112,562,209	443,171,674
The proposal was defeated.
Item 7.01.         Regulation FD Disclosure.
In connection with the Annual Meeting, the Company issued a press release on May 20, 2015, in which the Company, among other things, reaffirmed its adjusted diluted earnings per share guidance for 2015. A copy of the press release is attached as Exhibit 99.3 and is incorporated by reference in this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

10.1	2015 Performance Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

10.2
2015 Stock Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

99.1
“Proposal 2 - Approval of the 2015 Performance Incentive Plan” (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

99.2
“Proposal 3 - Approval of the 2015 Stock Compensation Plan for Non-Employee Directors” (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

99.3	Altria Group, Inc. Press Release, dated May 20, 2015 (furnished under Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior Assistant General Counsel
DATE: May 20, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1	2015 Performance Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

10.2
2015 Stock Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

99.1
“Proposal 2 - Approval of the 2015 Performance Incentive Plan” (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

99.2
“Proposal 3 - Approval of the 2015 Stock Compensation Plan for Non-Employee Directors” (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2015 (File No. 1-08940)) (filed under Item 5.02)

99.3	Altria Group, Inc. Press Release, dated May 20, 2015 (furnished under Item 7.01)